EQ ADVISORS TRUSTSM

1290 VT High Yield Bond Portfolio

SUPPLEMENT DATED DECEMBER 31, 2019 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the 1290 VT High Yield Bond Portfolio.

Effective December 31, 2019, Henry Chyung will retire from Post Advisory Group, LLC (“Post”) and, accordingly, will no longer serve as a member of the team that is responsible for the securities selection, research, and trading for a portion of the Active Allocated Portion of the 1290 VT High Yield Bond Portfolio. All references to Mr. Chyung in the Summary Prospectus, Prospectus and SAI are deleted in their entirety as of that date. Coincident with Mr. Chyung’s retirement, information pertaining to Jeffrey Stroll and David Kim is updated to reflect that Mr. Stroll will assume the title of Chief Investment Officer of Post and Mr. Kim will become a member of Post’s Board of Directors.